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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934


                                 APRIL 15, 2001
                Date of Report (date of Earliest Event Reported)


                               I-LINK INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


            FLORIDA                      0-17973                 59-2291344
(State or Other Jurisdiction of    (Commission File No.)      (I.R.S. Employer
Incorporation or Organization)                               Identification No.)





         13571 SOUTH WADSWORTH PARK DRIVE, SUITE 200, DRAPER, UTAH 84020
              (Address of principal executive offices and zip code)


                                 (801) 576-5000
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed from last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

AGREEMENT AND PLAN OF MERGER

         On April 17, 2001 I-Link Incorporated, a Florida corporation ("I-Link" or the "Company") entered into an Agreement and Plan of Merger (the "Agreement") by and among the Company and I-Link Acquisition Corp., a Delaware corporation and the Company's wholly owned subsidiary (the "Merger Sub"), on the one hand, and WebToTel, Inc., a Delaware corporation ("WebToTel"), Counsel Communications LLC, a Delaware limited liability company ("Counsel"), and certain other shareholders including DHR International and Hayes Reilly (the "Certain Shareholders"), on the other hand. Counsel is both the principal shareholder of WebToTel and principal beneficial owner of the Company. Pursuant to the terms and provisions of this Agreement, the Merger Sub agreed to be merged with and into WebToTel and the outstanding shares of WebToTel's common stock, par value $0.001 per share ("WebToTel Common Stock") were converted into a certain number of shares of I-Link's common stock, par value $0.007 per share (the "Consideration"), as discussed below.

         Conversion of Shares
         --------------------

         The Consideration payable by the Company to WebToTel's shareholders pursuant to the Agreement was calculated based on a $0.56 per share valuation of I-Link's common stock delivered to WebToTel which resulted in WebToTel's shareholders owning an aggregate of 17,454,333 shares of I-Link's Common Stock following the merger. On April 17, 2001 (the "Closing Date"), each share of WebToTel Common Stock issued and outstanding, by virtue of the merger and without any action on the part of the holders thereof, was converted into the right to receive 0.1313 of a share of I-Link's common stock. Each share of the Merger Sub's common stock issued and outstanding, by virtue of the merger and without any action on the part of the holders thereof, was converted into one share of common stock of WebToTel, the surviving corporation.

         Payment of Consideration and Exchange of Certificates
         -----------------------------------------------------

         On the Closing Date, I-Link delivered the Consideration payable to the shareholders of WebToTel including Counsel and Certain Shareholders. Each such shareholder surrendered its certificate of WebToTel Common Stock to I-Link and received in exchange for the portion of the consideration into which the shares of WebToTel Common Stock represented by such certificates were converted pursuant to the Agreement. On the Closing Date, I-Link issued 17,434,489 shares of I-Link common stock to Counsel, 10,914 shares of I-Link common stock to DHR International, and 8,930 shares of I-Link common stock to Hayes Reilly, an aggregate total of 17,454,333 shares of I-Link common stock.

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         Certificate of Merger
         ---------------------

         On April 18, 2001, the Merger Sub and WebToTel filed a Certificate of Merger with the Delaware Secretary of State, pursuant to Section 251 of the Delaware General Corporation Law.

         The foregoing is a brief description of the terms of the Agreement by and among Company, the Merger Sub, Counsel, and Certain Shareholders and by its nature is incomplete. It is subject to more complete descriptions set forth in the Agreement which is attached hereto as Exhibit 2.1.

ITEM 5.  OTHER EVENTS

APPOINTMENTS TO THE BOARD OF DIRECTORS

         On April 15, 2001, I-Link announced the appointment of Messrs. Gary Wasserson and Samuel L. Shimer, as Class I members of the I-Link Board of Directors.

         The directors were appointed pursuant to a Securities Support Agreement, dated March 1, 2001, by and between I-Link and Counsel (the "Support Agreement"), pursuant to the terms of which Support Agreement, I-Link agreed to appoint two (2) designees of Counsel, reasonably acceptable to the Company, to the Board of Directors of I-Link. Subsequent to the appointment of new directors, the Board of Directors will consist of six (6) members. I-Link will solicit the proxies of I-Link's shareholders to elect three (3) additional nominees designated by Counsel, thus increasing the size of the Company's Board of Directors to nine (9) members. Thereafter, I-Link's Compensation and Audit Committees shall each include one Counsel director, respectively.

         SAMUEL L. SHIMER, Director. Mr. Shimer was appointed by the Board of Directors as a Class I director on April 15, 2001 to fill a board vacancy. From 1997 to present he has been Senior Vice President of Counsel Corporation. He is a Director of FARO Pharmaceuticals, Inc. and IBT Technologies. From 1991 to 1997, Mr. Shimer spent six years with Centre Partners/Corporate Partners, two merchant banking funds affiliated with Lazard Freres & Co., as an associate, then a Vice President, and a principal. From 1989 to 1991, he was an associate with the Blackstone Group. From 1985 through 1987, he was a Financial Analyst in the corporate finance group of Drexel Burnham & Lambert Incorporated. Mr. Shimer holds a Bachelor's degree from The Wharton School, University of Pennsylvania, and a Master's in business administration from Harvard Business School.

         GARY J. WASSERSON, Director. Mr. Wasserson was appointed by the Board of Directors as a Class I director on April 15, 2001 to fill a board vacancy. From 1999 to the present he has been President and Chief Executive Officer of Counsel Communications. From 1997 to 1999, he was President and Chief Executive Officer of Call SciencesTM/VirtelTM, a major provider of enhanced telecommunications services deliverable over global intelligent networks. He was Chief Executive Officer of Global Links/GTS, a company instrumental in creating the calling card industry trade association. Mr. Wasserson holds a Bachelor's degree from Babson College.

                                       2
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RESIGNATION OF EXECUTIVE OFFICERS AND DIRECTORS

         John W. Edwards resigned his position as President and Chief Executive Officer of the Company and terminated his employment with the Company effective May 1, 2001. John W. Edwards remains a Class III Director. The Company intends to retain Mr. Edwards as a resource to the Board of Directors and senior management of the Company. Mr. Edwards will establish an independent entity for the purposes of the marketing various products and services offered by the Company.

         Effective May 1, 2001, Gary J. Wasserson, President and Chief Executive Officer of WebToTel, the Company's subsidiary and the parent company of Nexbell Communications, Inc. was named President and Chief Executive Officer of the Company. He will assume the responsibilities for I-Link's day-to-day operations, working closely with the Board of Directors and the existing management team.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (a)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  The submission of financial statements of the business acquired within the 15-day period as required by the Securities Exchange Act of 1934, as amended, is impracticable. The Company expects to file the required financial information with a Current Report on Form 8-K no later than July 1, 2001.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  The submission of pro forma financial information of the business acquired within the 15-day period as required by the Securities Exchange Act of 1934, as amended, is impracticable. The Company expects to file the required financial information with a Current Report on Form 8-K no later than July 1, 2001.

         (c)      EXHIBITS.

                  2.1 Agreement and Plan of Merger dated as of April 17, 2001 by and among WebToTel, Inc., a Delaware corporation, Counsel Communications LLC, a Delaware limited liability company, I-Link Incorporated, a Florida corporation, and I-Link Acquisition Corp., a Delaware corporation, and other shareholders of WebToTel, Inc.


                          [THE SIGNATURE PAGE FOLLOWS.]

                                       3
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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                I-LINK INCORPORATED


Date:    May 2, 2001                            By:  /s/ David E. Hardy
                                                     ---------------------------
                                                     Secretary